Dreyfus Premier
      Municipal Bond Fund

      SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Municipal Bond Fund, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

November 15, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 1.74% for Class A shares, 1.56% for Class B shares and 1.36% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  4.73%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.82%.(3)

We attribute the fund's positive overall performance to low interest rates and surging demand for municipal bonds. However, the fund produced lower returns than its benchmark and Lipper category average, primarily because of price weakness among its holdings of lower-rated bonds, which continued to suffer in the uncertain economic environment.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To achieve this goal, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and
any    provisions    for    early    redemption.

Second, we actively manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we
expect    demand    for    municipal     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Despite the start of an economic recovery in early 2002, the reporting period was characterized by heightened economic uncertainty. Consumer spending remained strong, but corporate capital spending failed to rebound. Weak economic conditions were aggravated by other market forces, including a number of high-profile corporate scandals and heightened international tensions related to possible military action against Iraq. In this challenging environment, the Federal Reserve Board (the "Fed") maintained its accommodative monetary policy, seeking to stimulate renewed economic growth by keeping short-term interest
rates    at    40-year    lows.

However, the Fed's accommodative stance has so far failed to stimulate renewed capital spending, and corporate earnings have remained under pressure. As a result, risk-averse investors generally continued to favor relatively stable assets, such as municipal bonds. This surge in investor demand put additional downward pressure on yields. When bond yields fall, their prices rise, contributing positively to total returns.

The weak economy caused most states to collect less income, sales and capital gains taxes than they originally anticipated. To help bridge their budget gaps, many municipalities issued more bonds during the reporting period than they did during the same period one year earlier. Although greater issuance tends to cause bond yields to rise, robust investor demand absorbed the increased supply, and bond yields remained low.

The effects of economic weakness were particularly severe for tax-exempt bonds issued on behalf of corporations. The fund's holdings of airline and airport bonds were particularly hard-hit during the reporting period by the continuing impact of the September 11 terrorist attacks and several corporate bankruptcy
filings    in    2002.


In this challenging market climate, we attempted to reduce the fund's corporate bond holdings. However, a persistent lack of liquidity for lower-rated bonds prevented us from reducing these positions as much or as quickly as we would have liked. We generally redeployed proceeds from the sale of corporate bonds to highly rated municipal securities with maturities in the 20-year range. Among the remaining corporate-backed municipal bonds that the fund held, we focused on bonds secured by valuable, tangible assets and on issuers that we believe will have no trouble meeting their debt obligations.

What is the fund's current strategy?

We have persisted in our attempts to rebalance the fund by reducing its holdings of lower-rated bonds and upgrading overall credit quality. Accordingly, we recently de-emphasized unsecured bonds from troubled regional economies, including New York and California. Whenever possible, we have focused on securities from revenue-producing issuers. In addition, we have diversified the fund' s holdings more broadly in order to reduce the risk that unexpected problems with any individual issuer or geographic region will have a disproportionate effect on the overall portfolio. In our view, these strategies represent a prudent course in a challenging investment climate.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.7%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.1%

Jefferson County, Sewer Revenue

  (Capital Improvement)

   5.125%, 2/1/2029 (Insured; FGIC)                                                           5,000,000                5,047,150

University of Alabama, HR

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,217,530

ARIZONA--.9%

Tuscon Airport Authority, Inc., Revenue

   5%, 6/1/2020 (Insured; AMBAC)                                                              3,450,000                3,443,859

CALIFORNIA--7.4%

California 5.625%, 5/1/2018                                                                   5,550,000                5,963,309

California Pollution Control Financing Authority, PCR

   (Southern California Edison Company) 7%, 3/1/2005                                          2,500,000                2,551,650

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,363,950

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   6%, 1/1/2034 (Prerefunded 1/1/2007)                                                        5,000,000  (a)           5,708,400

Port Oakland, Revenue

   5.50%, 11/1/2020 (Insured; FGIC)                                                           3,800,000                3,995,434

Sacramento Municipal Utility District, Electric Revenue

   5.25%, 7/1/2028                                                                            5,000,000                5,050,200

COLORADO--10.7%

Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,361,325

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           3,331,600

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,817,530

Denver City and County, Airport Revenue:

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,471,150

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,325,019

   7.50%, 11/15/2023 (Insured; MBIA)                                                          9,715,000               10,801,526

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,422,899

   7.125%, 6/15/2041 (Insured; AMBAC)                                                         2,500,000                2,590,125

CONNECTICUT--6.8%

Connecticut:

   9.369%, 6/15/2011                                                                          4,000,000  (b,c)         5,163,120

   8.969%, 12/15/2015                                                                         3,700,000  (b,c)         4,795,755


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, PCR
  (Connecticut Light & Power)

   5.85%, 9/1/2028                                                                            5,450,000                5,701,790

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,385,000                2,484,765

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           8,032,000

DELAWARE--1.0%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,861,112

FLORIDA--.7%

Highlands County Health Facilities Authority, Revenue

   (Adventist/Sunbelt) 6%, 11/15/2031                                                         2,500,000                2,605,500

GEORGIA--1.4%

Georgia 5.25%, 7/1/2017                                                                       5,000,000                5,292,050

ILLINOIS--2.6%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              2,000,000                2,071,760

Chicago O'Hare International Airport,
   Special Facility Revenue

   (United Airlines Project):

      5.20%, 4/1/2011                                                                         2,500,000                  350,100

      6.30%, 5/1/2016                                                                         3,950,000                  592,658

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           122,000                  122,893

      8.25%, 8/1/2012                                                                         1,470,000                1,492,594

Metropolitan Pier and Exposition Authority,

  Dedicated State Tax Revenue

  (McCormick Place Expansion)

   5.50%, 6/15/2023 (Insured; MBIA)                                                           5,000,000                5,281,900

INDIANA--.4%

Indiana Development Finance Authority

   Exempt Facilities Revenue (Inland Steel)
   5.75%, 10/1/2011                                                                           5,000,000                1,733,150

KANSAS--1.4%

Wichita, HR (Christi Health System, Inc.):

   6.25%, 11/15/2019                                                                          2,000,000                2,182,860

   6.25%, 11/15/2020                                                                          3,000,000                3,249,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--.6%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,233,791

MASSACHUSETTS--6.7%

Massachusetts Bay Transportation Authority

  (Sales Tax Revenue)

   5%, 7/1/2027 (Insured; FGIC)                                                               1,935,000                1,942,682

Massachusetts, Consolidated Loan

   5.25%, 11/1/2030                                                                          10,000,000               10,262,200

Massachusetts Industrial Finance Agency:

  Health Care Facility Revenue
    (Metro Health Foundation, Inc. Project)

         6.75%, 12/1/2027                                                                     8,000,000                7,453,040

   Water Treatment Revenue (American Hingham)
      6.95%, 12/1/2035                                                                        2,640,000                2,718,646

Route 3 North Transportation Improvement Asscociation, LR

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,297,390

MICHIGAN--1.0%

Michigan Hospital Finance Authority, Revenue

   8.659%, 11/15/2007                                                                         3,225,000  (b,c)         3,862,615

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, PCR

   (System Energy Resources, Inc.)
   5.90%, 5/1/2022                                                                            3,000,000                2,787,000

MISSOURI--.6%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,500,000                2,486,025

NEW JERSEY--7.5%

New Jersey Economic Development Authority, Revenue:

   8.299%, Series A, 6/15/2016                                                                2,495,000  (b,c)         2,928,806

   8.299%, Series B, 6/15/2016                                                                2,495,000  (b,c)         2,891,106

   (School Facilities- Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,869

      5.25%, 6/15/2016 (Insured; AMBAC)                                                          10,000                   10,794

   Special Facilities (Continental Airlines, Inc. Project):

      6.25%, 9/15/2019                                                                        5,750,000                3,202,003

New Jersey Turnpike Authority, Turnpike Revenue:

   9.978%, 1/1/2011                                                                           6,350,000  (b,c)         8,504,111

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                5,206,707

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,286,920


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.5%

Farmington, PCR

   (Public Service Co.--San Juan Project)
   6.375%, 4/1/2022                                                                           1,800,000                1,839,708

NEW YORK--7.9%

New York City Industrial Development Agency

   IDR (Laguardia Associates LP Project)
   5.80%, 11/1/2013                                                                           4,710,000                3,930,966

New York City Municipal Water Finance Authority

  Water & Sewer Systems Revenue:

      6%, 6/15/2033 (Prerefunded 6/15/2010)                                                   3,085,000  (a)           3,642,182

      6%, 6/15/2033                                                                           1,915,000                2,220,289

New York State Dormitory Authority, Revenues

  (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,663,791

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                4,148,375

      5.75%, 7/1/2027 (Insured; MBIA)                                                         6,000,000                6,818,460

New York State Energy Research and
   Development Authority, Electric Facilities Revenue
   (Long Island Lighting Co.):

      7.15%, 6/1/2020                                                                         2,980,000                3,052,086

      7.15%, 12/1/2020                                                                        1,320,000                1,351,931

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project)
   3.05%, 7/1/2018                                                                            4,000,000                2,720,000

NORTH CAROLINA--1.1%

North Carolina Eastern Municipal Power Agency,
   Power System Revenue 7%, 1/1/2013                                                          3,500,000                4,165,070

OHIO--1.2%

Ohio Water Development Authority,
  Pollution Control Facilites Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,300,000                4,455,918

OKLAHOMA--2.8%

Holdenville Industrial Authority,
  Correctional Facility Revenue:

      6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                  2,045,000  (a)           2,387,272

      6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                  4,625,000  (a)           5,415,228

Tulsa Municipal Airport Trust Revenue

   (American Airlines) 5.65%, 12/1/2035                                                       6,100,000                2,991,257

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--1.4%

Montgomery County Higher Education and Health Authority

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,255,000                3,310,270

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2015                                                          2,000,000                2,206,500

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation
   6.65%, 6/1/2016                                                                            3,000,000                3,190,290

SOUTH CAROLINA--1.0%

Tobacco Settlement Revenue Management Authority.

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               3,850,000                3,783,203

TENNESSEE--4.3%

Knox County Health Educational and Housing Facilities Board.

   Hospital Facilities Revenue
   (East Tennessee Baptist Health Systems)
   6.375%, 4/15/2022                                                                          5,500,000                5,621,825

Memphis Center Revenue Finance Corporation,
   Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                8,007,600

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            2,890,000                2,868,209

TEXAS--7.3%

Alliance Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                           5,040,000                5,302,634

Dallas-Fort Worth International Airport Facility
   Improvement Corporation, Revenue
   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,400,000                  648,000

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal--Valero Energy Corp.)
   5.60%, 4/1/2032                                                                            6,000,000                5,331,120

Harris County Health Facilities Development Corporation,
   Revenue (St. Luke's Episcopal Hospital)
   5.375%, 2/15/2026                                                                          2,000,000                1,994,560

Houston, Airport Systems Revenue:

  (Special Facilities--Continental Airline Improvement)

      6.125%, 7/15/2027                                                                       1,000,000                  501,290

   (Special Facilities--Continental Airline Terminal)

      6.75%, 7/1/2029 (Insured; MBIA)                                                         4,000,000                2,155,240


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas Turnpike Authority,

  Central Texas Turnpike System Revenue

   5.50%, 8/15/2039 (Insured; AMBAC)                                                          9,000,000                9,428,760

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,680,563

UTAH--1.7%

Carbon County, SWDR:

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               6,475,000                6,462,892

VIRGINIA--2.1%

Virginia Housing Development Authority,
  Commonwealth Mortgage

   5.80%, 1/1/2018                                                                            6,180,000                6,572,430

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,661,860

WISCONSIN--2.7%

Badger Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue

   7%, 6/1/2028                                                                              10,000,000               10,333,700

WEST VIRGINIA--1.8%

Upshur County, SWDR (TJ International Project)
   7%, 7/15/2025                                                                              3,500,000                3,658,410

West Virginia Hospital Finance Authority, HR

   (Charleston Area Medical Center) 6%, 9/1/2012                                              3,030,000                3,350,120

U.S. RELATED--8.6%

Commonwealth of Puerto Rico:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,661,590

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,670,200

   Public Improvement

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,804,720

Puerto Rico Public Finance Corporation 6%, 8/1/2026                                          12,000,000               13,848,840

Puerto Rico Telephone Authority, Revenue

   8.796%, 1/25/2007
   (Insured; MBIA, Prerefunded 1/1/2003)                                                      3,950,000  (a,b)         4,114,749
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $372,058,747)                                                              97.7%             376,532,776

CASH AND RECEIVABLES (NET)                                                                          2.3%               8,695,985

NET ASSETS                                                                                        100.0%             385,228,761



                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance

                             Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.4

AA                               Aa                              AA                                               11.8

A                                A                               A                                                13.2

BBB                              Baa                             BBB                                              17.4

BB                               Ba                              BB                                                3.2

B                                B                               B                                                 1.6

CCC                              Caa                             CCC                                                .1

CC                               Ca                              CC                                                 .1

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                     10.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THESE SECURITIES AMOUNTED TO $36,177,513 OR 9.4% OF NET ASSETS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           372,058,747   376,532,776

Cash                                                                  5,957,920

Interest receivable                                                   7,278,103

Receivable for investment securities sold                             5,051,947

Receivable for shares of Beneficial Interest subscribed                 164,451

Prepaid expenses                                                         31,053

                                                                    395,016,250
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           299,091

Payable for investment securities purchased                           9,070,055

Payable for shares of Beneficial Interest redeemed                      312,849

Accrued expenses                                                        105,494

                                                                      9,787,489
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      385,228,761
--------------------------------------------------------------------------------

COMPOSITION IF NET ASSETS ($):

Paid-in capital                                                     412,078,415

Accumulated undistributed investment income-net                         114,967

Accumulated net realized gain (loss) on investments                (31,438,650)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,474,029
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      385,228,761




NET ASSET VALUE PER SHARE

                                                                              Class A     Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            328,055,576  43,167,955    14,005,230

Shares Outstanding                                                         25,446,529   3,347,564     1,084,675
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.89       12.90         12.91

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,417,949

EXPENSES:

Management fee--Note 3(a)                                            1,158,727

Shareholder servicing costs--Note 3(c)                                 653,774

Distribution fees--Note 3(b)                                           157,402

Registration fees                                                       28,089

Custodian fees                                                          26,768

Professional fees                                                       21,338

Prospectus and shareholders' reports                                    17,743

Trustees' fees and expenses--Note 3(d)                                   4,104

Loan commitment fees--Note 2                                             1,668

Miscellaneous                                                           11,508

TOTAL EXPENSES                                                       2,081,121

INVESTMENT INCOME-NET                                               10,336,828
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                210,898

Net unrealized appreciation (depreciation) on investments           (2,256,710)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,045,812)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,291,016

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         October 31, 2002       Year Ended

                                               (Unaudited)  April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                          10,336,828           21,178,845

Net realized gain (loss) on investments           210,898           (5,373,179)

Net unrealized appreciation (depreciation)
   on investments                              (2,256,710)             734,517

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,291,016           16,540,183
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income-net:

Class A shares                                 (9,056,664)         (18,710,976)

Class B shares                                   (984,134)          (2,161,336)

Class C shares                                   (260,920)            (249,451)

TOTAL DIVIDENDS                               (10,301,718)         (21,121,763)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                148,783,147          340,387,516

Class B shares                                  5,319,107           13,593,354

Class C shares                                  5,973,005            7,358,813

Dividends reinvested:

Class A shares                                  4,744,446           10,070,982

Class B shares                                    505,406            1,093,466

Class C shares                                    152,706              145,893

Cost of shares redeemed:

Class A shares                               (185,665,376)        (334,112,802)

Class B shares                                 (5,433,252)         (18,088,421)

Class C shares                                 (1,476,800)          (1,935,376)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (27,097,611)          18,513,425

TOTAL INCREASE (DECREASE) IN NET ASSETS       (29,108,313)          13,931,845
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           414,337,074          400,405,229

END OF PERIOD                                 385,228,761          414,337,074

Undistributed investment income--net              114,967                  --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                         October 31, 2002           Year Ended

                                               (Unaudited)      April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    11,345,705           26,025,843

Shares issued for dividends reinvested            361,539              766,918

Shares redeemed                               (14,113,924)         (25,526,222)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,406,680)           1,266,539
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       404,691            1,030,757

Shares issued for dividends reinvested             38,503               83,220

Shares redeemed                                  (412,959)          (1,374,429)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,235             (260,452)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       453,055              562,403

Shares issued for dividends reinvested             11,618               11,151

Shares redeemed                                  (113,741)            (146,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     350,932              427,184

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 127,899 CLASS B SHARES REPRESENTING $1,680,656 WERE AUTOMATICALLY CONVERTED TO 127,899 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 589,771 CLASS B SHARES REPRESENTING $7,810,947 WERE AUTOMATICALLY CONVERTED TO 589,912 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                              ----------------------------------------------------------------------

CLASS A SHARES                             (Unaudited)            2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          12.99            13.14          12.75         14.33          14.69         14.11

Investment Operations:

Investment income-net                             .33(b)           .68(b)         .66           .70            .72           .79

Net realized and unrealized
   gain (loss) on investments                    (.10)            (.15)           .39         (1.42)          (.15)          .66

Total from Investment Operations                  .23              .53           1.05          (.72)           .57          1.45

Distributions:

Dividends from investment
   income--net                                   (.33)            (.68)          (.66)         (.70)          (.72)         (.79)

Dividends from net realized
   gain on investments                             --               --             --          (.16)          (.21)         (.08)

Total Distributions                              (.33)            (.68)          (.66)         (.86)          (.93)         (.87)

Net asset value, end of period                  12.89            12.99          13.14         12.75          14.33         14.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                             1.74(d)          4.13           8.42         (5.01)          3.96         10.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .91(e)           .92            .98           .93            .91           .91

Ratio of net investment income
   to average net assets                         4.98(e)          5.20           5.09          5.28           4.96          5.42

Portfolio Turnover Rate                         54.30(d)         49.90          58.03         70.39          46.84         26.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                328,056          361,701        349,345       361,567        432,276       447,869


(A) AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.19% TO 5.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                          October 31, 2002                                 Year Ended April 30,
                                                              ----------------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.99         13.14          12.76         14.33          14.69         14.11

Investment Operations:

Investment income--net                                 .30(b)        .61(b)         .60           .63            .65           .72

Net realized and unrealized
   gain (loss) on investments                         (.09)         (.15)           .38         (1.41)          (.15)          .66

Total from Investment Operations                       .21           .46            .98          (.78)           .50          1.38

Distributions:

Dividends from investment
   income--net                                        (.30)         (.61)          (.60)         (.63)          (.65)         (.72)

Dividends from net realized
   gain on investments                                  --            --             --          (.16)          (.21)         (.08)

Total Distributions                                   (.30)         (.61)          (.60)         (.79)          (.86)         (.80)

Net asset value, end of period                       12.90         12.99          13.14         12.76          14.33         14.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  1.56(d)       3.60           7.93         (5.51)          3.43          9.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(e)       1.43           1.49          1.45           1.42          1.42

Ratio of net investment income
   to average net assets                              4.47(e)       4.69           4.63          4.71           4.44          4.89

Portfolio Turnover Rate                              54.30(d)      49.90          58.03         70.39          46.84         26.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      43,168        43,092         47,026        52,979        112,583       119,457

(A) AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.68% TO 4.69%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended

                                          October 31, 2002                               Year Ended April 30,
                                                                  ------------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2002(a)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.01         13.16          12.77         14.35          14.71         14.12

Investment Operations:

Investment income--net                                 .28(b)        .57(b)         .57           .60            .61           .68

Net realized and unrealized
   gain (loss) on investments                         (.10)         (.14)           .39         (1.42)          (.15)          .67

Total from Investment Operations                       .18           .43            .96          (.82)           .46          1.35

Distributions:

Dividends from investment
   income--net                                        (.28)         (.58)          (.57)         (.60)          (.61)         (.68)

Dividends from net realized
   gain on investments                                  --            --             --          (.16)          (.21)         (.08)

Total Distributions                                   (.28)         (.58)          (.57)         (.76)          (.82)         (.76)

Net asset value, end of period                       12.91         13.01          13.16         12.77          14.35         14.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  1.36(d)       3.35           7.63         (5.71)          3.16          9.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.64(e)       1.66           1.72          1.68           1.67          1.69

Ratio of net investment income
   to average net assets                              4.18(e)       4.45           4.36          4.52           4.11          4.55

Portfolio Turnover Rate                              54.30(d)      49.90          58.03         70.39          46.84         26.33

Net Assets, end of period
   ($ x 1,000)                                      14,005         9,544          4,035         4,424          8,095         3,019

(A) AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.42% TO 4.45%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service
are    valued    at    the    mean    between

the  quoted  bid  prices  (as  obtained  by  the  Service  from  dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities    market    on    each    business    day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,719 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $25,491,614 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $11,182,708 of the carryover expires in fiscal 2008, $9,553,959 expires in fiscal 2009 and $4,754,947 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: tax exempt income $21,121,763. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During  the period ended October 31, 2002, the Distributor retained $18,130 from
commissions    earned   on   sales   of   the   fund'  s   Class   A   shares,

and $45,040 and $3,862 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2002, Class B and Class C shares were charged $110,382 and $47,020, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002 Class A, Class B and Class C shares were charged $455,830, $55,191 and $15,673, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $92,689 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for
telephone    meetings.These    fees     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $220,756,360 and $243,408,378, respectively.

At  October 31, 2002, accumulated net unrealized appreciation on investments was
$4,474,029,   consisting   of  $22,113,819  gross  unrealized  appreciation  and
$17,639,790 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  022SA1002